SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
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    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ROYCE VALUE TRUST, INC.
                            -----------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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                             ROYCE VALUE TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 28, 2006

To the Stockholders of:

ROYCE VALUE TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Thursday, September 28, 2006, at 10:00 a.m. (Eastern time), for the following purposes:

     1. To elect four Directors to the Fund's Board:

         (i) two Directors to be elected by the holders of the Fund's Common Stock and its 5.90% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 18, 2006 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary

     August 25, 2006

                                 PROXY STATEMENT

                             ROYCE VALUE TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2006

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Value Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Thursday, September 28, 2006, at 10:00 a.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 25, 2006.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, LLC, the Fund's investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     The Board of Directors of the Fund has set the close of business on August 18, 2006 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock, and 5.90% Cumulative Preferred Stock

(the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 55,920,644 shares of Common Stock and 8,800,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES         AMOUNT AND       PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK      NATURE OF OWNERSHIP  CLASS/SERIES
-------------------------       --------      -------------------  ------------
Cede & Co.*                      Common        54,167,475 shares--    96.9%
Depository Trust Company                       Record*
P.O. Box #20                5.90% Preferred    8,800,000 shares--      100%
Bowling Green Station                          Record*
New York, NY 10028
  -----------
 *Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

-------------------------------------------------------------------------------
  PROPOSAL                  COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS
-------------------------------------------------------------------------------
  ELECTION OF             Common and Preferred       Preferred
  DIRECTORS               Stockholders, voting       Stockholders, voting
                          together as a single       as a separate class,
                          class, elect two           elect two additional
                          Directors                  Directors
-------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect seven directors. These seven directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Charles M. Royce and G. Peter O'Brien have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

CLASS I DIRECTOR NOMINEES TO SERVE UNTIL 2009 ANNUAL MEETING OF STOCKHOLDERS
----------------------------------------------------------------------------
Charles M. Royce
G. Peter O'Brien

CLASS III DIRECTORS SERVING UNTIL 2008 ANNUAL MEETING OF STOCKHOLDERS
---------------------------------------------------------------------
Donald R. Dwight
Stephen L. Isaacs

CLASS II DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

         The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister.

         Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

         Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                   POSITIONS       LENGTH       CURRENT               IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                  WITH          OF TIME       TERM      ELECTED    COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE   THE FUND        SERVED       EXPIRES      BY       OVERSEEN     DIRECTORSHIPS
----------------------         ---   --------        ------       -------      --       --------     -------------
Charles M. Royce***            66      Class I        1986         2006      Common        23         Director of
  President, Chief Investment          Director                                and                    Technology
  Officer and Member of Board            and                                Preferred                 Investment
  of Managers of Royce &              President+                                                     Capital Corp.
  Associates, LLC and its
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"), the
  Fund's investment adviser;
  Director and President of
  the Fund, Royce Micro-Cap
  Trust, Inc. ("RMT") and
  Royce Focus Trust, Inc.
  ("RFT"), closed-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser; Trustee, and
  President of The Royce Fund
  ("TRF") and Royce Capital
  Fund ("RCF"), open-end
  diversified management
  investment companies of
  which R&A is the investment
  adviser (the Fund, RMT,
  RFT, TRF and RCF collectively,
  "The Royce Funds"); Secretary
  and sole director of Royce
  Fund Services, Inc. ("RFS"),
  a wholly-owned subsidiary of
  R&A; and managing general
  partner of Royce Management
  Company ("RMC"), the general
  partner of various private
  investment limited
  partnerships (until October
  2001).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                   POSITIONS       LENGTH       CURRENT               IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                  WITH          OF TIME       TERM      ELECTED    COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE   THE FUND        SERVED       EXPIRES      BY       OVERSEEN     DIRECTORSHIPS
----------------------         ---   --------        ------       -------      --       --------     -------------
Mark R. Fetting***             51    Class II         2001         2007      Common        43         None
   Senior Executive Vice             Director                                 and      (Director/
   President of Legg Mason,                                                Preferred    Trustee
   Inc. ("Legg Mason");                                                                  of all
   Member of Board of                                                                  Royce Funds
   Managers  of R&A; and                                                               consisting
   Division President and                                                                of 23
   Senior Officer, Prudential                                                          portfolios;
   Financial Group, Inc. and                                                            Director/
   related companies,                                                                   Trustee
   including Fund Boards and                                                             of the
   consulting services to                                                                 Legg
   subsidiary companies (from                                                            Mason
   1991 to 2000).                                                                        Funds
   Mr. Fetting's prior                                                                 consisting
   business experience                                                                   of 20
   includes having served as                                                           portfolios)
   Partner, Greenwich
   Associates, and Vice
   President,
   T. Rowe Price Group, Inc.
  ----------------

   * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

  ** Each of the nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.

 *** "Interested person," as defined in the Investment Company Act, of the Fund.

   + Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS

     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                   POSITIONS       LENGTH       CURRENT               IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                  WITH          OF TIME       TERM      ELECTED    COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE   THE FUND        SERVED       EXPIRES      BY       OVERSEEN     DIRECTORSHIPS
----------------------         ---   --------        ------       -------      --       --------     -------------
Donald R. Dwight               75   Class III         1998          2008     Common       23             None
   President of Dwight              Director                                  and
   Partners, Inc., corporate                                               Preferred
   communications
   consultants; Chairman
   (from 1982 until March
   1998) and Chairman
   Emeritus (since March
   1998) of Newspapers of New
   England, Inc. Mr. Dwight's
   prior experience includes
   having served as
   Lieutenant Governor of the
   Commonwealth of
   Massachusetts, President
   and Publisher of
   Minneapolis Star and
   Tribune Company, and as
   Trustee of the registered
   investment companies
   constituting the Eaton
   Vance Funds.

Richard M. Galkin              68   Class II          1986          2007     Common       23             None
   Private investor.                Director                                  and
   Mr. Galkin's prior                                                      Preferred
   business experience
   includes having served as
   President of Richard M.
   Galkin Associates, Inc.,
   telecommunications
   consultants, President of
   Manhattan Cable Television
   (a subsidiary of Time
   Inc.), President of
   Haverhills Inc. (another
   Time Inc. subsidiary),
   President of Rhode Island
   Cable Television and
   Senior Vice President of
   Satellite Television Corp.
   (a subsidiary of Comsat).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS       OTHER
NAME, ADDRESS* AND                   POSITIONS       LENGTH       CURRENT               IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                  WITH          OF TIME       TERM      ELECTED    COMPLEX        COMPANY
DURING PAST FIVE YEARS**       AGE   THE FUND        SERVED       EXPIRES      BY       OVERSEEN     DIRECTORSHIPS
----------------------         ---   --------        ------       -------      --       --------     -------------
Stephen L. Isaacs              66   Class III         1986         2008      Common        23            None
   President of The Center          Director                                  and
   for Health and Social                                                   Preferred
   Policy (since September
   1996); Attorney and
   President of Health Policy
   Associates, Inc.,
   consultants. Mr. Isaacs'
   prior experience includes
   having served as Director
   of Columbia University
   Development Law and Policy
   Program and Professor at
   Columbia University.

William L. Koke                71   Director          2001         2006    Preferred       23            None
   Private investor.                                                         only
   Mr. Koke's prior business
   experience includes having
   served as President of
   Shoreline Financial
   Consultants, Director of
   Financial Relations of
   SONAT, Inc., Treasurer of
   Ward Foods, Inc. and
   President of CFC, Inc.

Arthur S. Mehlman              64   Class II          2004         2007      Common        43           Director
   Director of The League for       Director                                  and      (Director/          of
   People with Disabilities,                                               Preferred    Trustee         Municipal
   Inc.; Director of                                                                    of all          Mortgage
   University of Maryland                                                                Royce          & Equity,
   Foundation (non-profits).                                                             Funds             LLC
   Formerly: Director of                                                               consisting
   University of Maryland                                                                of 23
   College Park Foundation                                                             portfolios;
   (from 1998 to 2005)                                                                  Director/
   (non-profit); Partner,                                                               Trustee
   KPMG LLP (international                                                              of the
   accounting firm) (from                                                                Legg
   1972 to 2002); Director of                                                           Mason
   Maryland Business                                                                    Funds
   Roundtable for Education                                                           consisting
   (from July 1984 to June                                                              of 20
   2002).                                                                             portfolios)


                                                                                       NUMBER OF
                                                                                       PORTFOLIOS        OTHER
NAME, ADDRESS* AND                   POSITIONS       LENGTH       CURRENT               IN FUND         PUBLIC
PRINCIPAL OCCUPATIONS                  WITH          OF TIME       TERM      ELECTED    COMPLEX         COMPANY
DURING PAST FIVE YEARS**       AGE   THE FUND        SERVED       EXPIRES      BY       OVERSEEN     DIRECTORSHIPS
----------------------         ---   --------        ------       -------      --       --------     -------------
David L. Meister               66   Director          1986         2006     Preferred      23            None
   Consultant. Chairman and                                                   only
   Chief Executive Officer of
   The Tennis Channel (from
   June 2000 to March 2005);
   Chief Executive Officer
   of Seniorlife.com (from
   December 1999 to May
   2000). Mr. Meister's
   prior business experience
   includes having served as
   a consultant to the
   communications industry,
   President of Financial
   News Network, Senior Vice
   President of HBO, President
   of Time-Life Films and Head
   of Broadcasting for Major
   League Baseball.

G. Peter O'Brien               60   Class I           2001         2006      Common        43          Director
   Trustee Emeritus of              Director                                  and      (Director/         of
   Colgate University (since                                               Preferred    Trustee       Technology
   2005); Board Member of                                                                of all       Investment
   Hill House, Inc. (since                                                               Royce         Capital
   1999). Formerly: Trustee                                                              Funds           Corp.
   of Colgate University                                                               consisting
   (from 1996 to 2005);                                                                  of 23
   President of Hill House,                                                           portfolios;
   Inc. (from 2001 to 2005);                                                           Director/
   and Managing                                                                        Trustee
   Director/Equity Capital                                                              of the
   Markets Group of                                                                      Legg
   Merrill Lynch & Co.                                                                   Mason
   (from 1971 to 1999).                                                                  Funds
                                                                                      consisting
                                                                                         of 20
                                                                                      portfolios)

----------------

 * Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

** Each of the above existing Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien are each a member of the Fund's Audit Committee and its Nominating Committee.

AUDIT COMMITTEE REPORT

     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment

Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission regulations.

     The principal purposes of the Audit Committee are to (i) oversee the accounting and financial reporting processes of the Fund and the Fund's internal control over financial reporting; (ii) oversee the integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; and (iv) be responsible for the appointment compensation, retention, and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Board of Directors has adopted an Audit Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004.

     The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statement on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 8, 2006, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2005 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2005 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Stockholders.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of the seven Independent Directors, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien. The Board of Directors has adopted a

Nominating Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004.

     The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential Nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an "interested person" as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange's audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund's Secretary, John E. Denneen, c/o Royce Value Trust, Inc., 1414 Avenue of the Americas, New York, New York 10019.

     Although the Board of Directors does not have a standing compensation committee, the Independent Directors review compensation annually.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2005, the Board of Directors held six meetings, the Audit Committee held three meetings and the Nominating Committee did not hold any meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the Audit Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS

     Each Independent Director receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2005 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2005.


                                         PENSION                                  TOTAL
                                        RETIREMENT                  TOTAL      COMPENSATION
                                         BENEFITS    ESTIMATED   COMPENSATION    FROM THE
                                         ACCRUED      ANNUAL      FROM THE       FUND AND
                           AGGREGATE     AS PART     BENEFITS    ROYCE FUNDS   FUND COMPLEX
                         COMPENSATION    OF FUND       UPON        PAID TO       PAID TO
NAME                     FROM THE FUND   EXPENSES   RETIREMENT    DIRECTORS    DIRECTORS(1)
----                     -------------   --------   ----------    ---------    ------------
Donald R. Dwight,
   Director (2)            $15,000         None        None        $82,000       $82,000
Richard M. Galkin,
  Director                  15,000         None        None         81,250        81,250
Stephen L. Isaacs,
   Director                 15,000         None        None         82,000        82,000
William L. Koke,
  Director (3)              15,000         None        None         81,250        81,250
Arthur S. Mehlman
    Director                15,000         None        None         82,000       162,000
David L. Meister,
  Director                  15,000         None        None         82,000        82,000
G. Peter O'Brien,
   Director                 15,000         None        None         82,000       159,500
----------------

(1) Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the 23 portfolios of The Royce Funds and the 20 portfolios of the Legg Mason Funds. Messrs. Mehlman and O'Brien serve on the Boards of both The Royce Funds and the Legg Mason Funds.

(2) Includes $3,000 from the Fund ($16,400 from the Fund and other Royce Funds) deferred during 2005 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(3) Includes $5,530 from the Fund ($30,000 from the Fund and other Royce Funds) deferred during 2005 at the election of Mr. Koke under The Royce Funds' Deferred Compensation Plan for trustees/directors.

OFFICERS OF THE FUND

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

 NAME, ADDRESS* AND PRINCIPAL                                       OFFICER OF
 OCCUPATIONS DURING PAST FIVE YEARS          AGE      OFFICE**      FUND SINCE
 ----------------------------------          ---      --------      ----------

 Charles M. Royce                            66       President       1986
   President, Chief Investment
   Officer and Member of Board of
   Managers of R&A;
   Director/Trustee and
   President of The Royce Funds;
   Secretary and sole director of
   RFS; managing general partner
   of RMC (until October 2001).

 John D. Diederich                           55         Vice          1997
   Member of Board of Managers,                       President
   Chief Operating Officer (since                   and Treasurer
   October 2001), Chief Financial
   Officer (since March 2002) and
   Managing Director of R&A; Vice
   President and Treasurer of The
   Royce Funds; Director of
   Administration of The Royce
   Funds; President of RFS.

 Jack E. Fockler, Jr.                        47         Vice          1995
   Managing Director and Vice                         President
   President of R&A; Vice
   President of The Royce Funds;
   Vice President of RFS.

 W. Whitney George                           48         Vice          1995
   Managing Director and Vice                         President
   President of R&A; Vice
   President of The Royce Funds.

 Daniel A. O'Byrne                           44         Vice          1994
   Principal and Vice President of                    President
   R&A; Vice President of The
   Royce Funds.

 NAME, ADDRESS* AND PRINCIPAL                                       OFFICER OF
 OCCUPATIONS DURING PAST FIVE YEARS          AGE      OFFICE**      FUND SINCE
 ----------------------------------          ---      --------      ----------

 John E. Denneen                             39       Secretary     April 2002
   General Counsel (Deputy General                    and Chief        and
   Counsel prior to 2003),                          Legal Officer  1996 to 2001
   Principal, Chief Legal and
   Compliance Officer and
   Secretary of R&A (since March
   2002); Secretary of The Royce
   Funds (from 1996 to 2001 and
   since April 2002); Associate
   General Counsel, Principal and
   Chief Compliance Officer of R&A
   (from 1996 to 2001) and
   Principal of Credit Suisse
   First Boston Private Equity
   (from 2001 to 2002).

 Lisa Curcio                                 46         Chief         2004
   Chief Compliance Officer of                       Compliance
   The Royce Funds (since October                      Officer
   2004); Compliance Officer of
   R&A (since June 2004); Vice
   President, The Bank of New York
   (from February 2001 to June
   2004); Director of Compliance,
   Lord Abbett (from August 2000
   to February 2001); Senior Vice
   President, Lexington Asset
   Managers, Inc. (from April
   1985 to August 2000).
-----------------

 * The address of each officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Elected by and serves at the pleasure of the Board of Directors.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 1414 Avenue of the Americas, New York, New York 10019). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information - Stockholder Proposals" herein.

DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS

     The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund's Independent Directors attended the 2005 Annual Meeting of Stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year.

STOCK OWNERSHIP

     Information relating to each Director's ownership as of August 18, 2006 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

--------------------------------------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                      SECURITIES IN ALL ROYCE
                                                               FUNDS
                               AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                               RANGE OF EQUITY                IN THE
NAME                             IN THE FUND           ROYCE FAMILY OF FUNDS
--------------------------------------------------------------------------------
Interested Director:
--------------------------------------------------------------------------------
 Charles M. Royce               over $100,000              over $100,000
--------------------------------------------------------------------------------
 Mark R. Fetting              $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
Non-Interested Directors:
--------------------------------------------------------------------------------
 Donald R. Dwight             $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
 Richard M. Galkin            $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
 Stephen L. Isaacs            $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
 William L. Koke              $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
 Arthur S. Mehlman            $10,001 to $50,000           over $100,000
--------------------------------------------------------------------------------
 David L. Meister                    none                  over $100,000
--------------------------------------------------------------------------------
 G. Peter O'Brien             $10,001 to $50,000           over $100,000
---------------------------- --------------------- -----------------------------

         Information regarding ownership of the Fund's shares by the Fund's Directors and officers as of the Record Date is set forth below:

                                                    AMOUNT OF
                                                RECORD/BENEFICIAL
NAME AND ADDRESS* OF OWNER                  OWNERSHIP OF COMMON STOCK
--------------------------                  -------------------------
Interested Directors:
 Charles M. Royce                                     170,088
 Mark R. Fetting                                        1,086
Non-Interested Directors:
 Donald R. Dwight                                         541
 Richard M. Galkin                                        844
 Stephen L. Isaacs                                      1,057
 William L. Koke                                        2,501
 Arthur S. Mehlman                                        846
 David L. Meister                                        none
 G. Peter O'Brien                                       1,932
Interested Officers:
 John D. Diederich                                        736
 Jack E. Fockler, Jr.                                    none
 W. Whitney George                                       none
 Daniel A. O'Byrne                                       none
 John E. Denneen                                         none
 Lisa Curcio                                             none
-----------------
* The address of each Director and officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

     As of the Record Date, all Directors and officers of the Fund as a group (15 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares of Common Stock.

     As of August 18, 2006, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                        FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees paid to TW&B in connection with the annual audit of the Fund's financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $31,000 and $33,000, respectively, including out of pocket expenses.

AUDIT RELATED FEES

     The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2004 and December 31, 2005 were $1,500 and $1,500, respectively. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

TAX FEES

     The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $2,500 and $2,500, respectively.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $2,500, respectively. The non-audit services rendered by TW&B to the Fund during 2005 were in connection with an agreed upon procedures report relating to the calculation of the Fund's investment advisory fee. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were $4,000 and $11,500, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

     The Audit Committee has determined that the preparation of the rating agency reports and services rendered with respect to the above-referenced agreed upon procedures report is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2005. No representatives of TW&B will be present at the Meeting.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund's December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for each such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund's independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS

     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

ADDRESS OF INVESTMENT ADVISER

     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY

     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2005 WAS PREVIOUSLY MAILED TO ITS STOCKHOLDERS AND THE SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2006 WILL BE MAILED TO STOCKHOLDERS IN LATE AUGUST 2006. COPIES OF THE ANNUAL REPORT ARE AVAILABLE, AND COPIES OF THE SEMI-ANNUAL REPORT WILL BE AVAILABLE IN LATE AUGUST, UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268. ALL PUBLICLY RELEASED MATERIAL INFORMATION IS ALWAYS DISCLOSED BY THE FUND ON ITS WEBSITE AT WWW.ROYCEFUNDS.COM.
------------------

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 2007 Annual Meeting of Stockholders must be received by the Fund by April 27, 2007 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented and the Fund's 2007 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 27, 2007 and May 27, 2007. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

PROXY DELIVERY

     If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary

Dated: August 25, 2006

                                                     P/S SKU#002CS-12092

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY

                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 18, 2006 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 28, 2006, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              --------------------------------

------------------------------              --------------------------------

------------------------------              --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE VALUE TRUST, INC.
---------------------------------------------

                                                         With-         For All
                                           For           hold          Except

                                          /  /           /  /          /  /

1. ELECTION OF DIRECTORS
                                          Charles M. Royce and G. Peter O'Brien

                                          INSTRUCTION: IF YOU DO NOT WISH YOUR
                                          SHARES VOTED "FOR" A PARTICULAR
                                          NOMINEE, MARK THE "FOR ALL EXCEPT"
                                          BOX AND STRIKE A LINE THROUGH THE
                                          NOMINEE'S NAME. YOUR SHARES WILL BE
                                          VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:   Mark box at the right   [ ]
                                                     if an address change
                                                     or comment has been
                                                     noted on the reverse
                                                     side of this card.

Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:

---------------------      ------------------        ------------------
                                                     CONTROL NUMBER:

                                                     ------------------

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY

                        5.90% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 5.90% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 18, 2006 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 28, 2006, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              --------------------------------

------------------------------              --------------------------------

------------------------------              --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE VALUE TRUST, INC.
---------------------------------------------

                                                         With-         For All
                                           For           hold          Except

                                          /  /           /  /          /  /

1. ELECTION OF DIRECTORS
                                          Charles M. Royce, G. Peter O'Brien,
                                          William L. Koke and David L. Meister

                                          INSTRUCTION: IF YOU DO NOT WISH YOUR
                                          SHARES VOTED "FOR" A PARTICULAR
                                          NOMINEE, MARK THE "FOR ALL EXCEPT"
                                          BOX AND STRIKE A LINE THROUGH THE
                                          NOMINEE'S NAME. YOUR SHARES WILL BE
                                          VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:   Mark box at the right   [ ]
                                                     if an address change
                                                     or comment has been
                                                     noted on the reverse
                                                     side of this card.

Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:

---------------------      ------------------        ------------------
                                                     CONTROL NUMBER:

                                                     ------------------